Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2025

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment & Corporate Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment & Corporate Results
Consumer & Community Banking (“CCB”)	12–15
Commercial & Investment Bank (“CIB”)	16–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24-27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 327–333 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q25 Change						2025 Change
SELECTED INCOME STATEMENT DATA	2Q25		1Q25		4Q24	3Q24	2Q24		1Q25	2Q24	2025		2024		2024
Reported Basis
Total net revenue	$44,912		$45,310		$42,768	$42,654	$50,200	(h)	(1)%	(11)%	$90,222		$92,134		(2)%
Total noninterest expense	23,779		23,597	(g)	22,762	22,565	23,713		1	—	47,376		46,470	(g)	2
Pre-provision profit (a)	21,133		21,713		20,006	20,089	26,487		(3)	(20)	42,846		45,664		(6)
Provision for credit losses	2,849		3,305		2,631	3,111	3,052		(14)	(7)	6,154		4,936		25
NET INCOME	14,987		14,643		14,005	12,898	18,149		2	(17)	29,630		31,568		(6)

Managed Basis (b)
Total net revenue	45,680		46,014		43,738	43,315	50,992	(h)	(1)	(10)	91,694		93,540		(2)
Total noninterest expense	23,779		23,597	(g)	22,762	22,565	23,713		1	—	47,376		46,470	(g)	2
Pre-provision profit (a)	21,901		22,417		20,976	20,750	27,279		(2)	(20)	44,318		47,070		(6)
Provision for credit losses	2,849		3,305		2,631	3,111	3,052		(14)	(7)	6,154		4,936		25
NET INCOME	14,987		14,643		14,005	12,898	18,149		2	(17)	29,630		31,568		(6)

EARNINGS PER SHARE DATA
Net income: Basic	$5.25		$5.08		$4.82	$4.38	$6.13		3	(14)	$10.32		$10.58		(2)
Diluted	5.24		5.07		4.81	4.37	6.12		3	(14)	10.31		10.56		(2)
Average shares: Basic	2,788.7		2,819.4		2,836.9	2,860.6	2,889.8		(1)	(3)	2,804.0		2,899.1		(3)
Diluted	2,793.7		2,824.3		2,842.4	2,865.9	2,894.9		(1)	(3)	2,809.0		2,903.9		(3)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$797,181		$681,712		$670,618	$593,643	$575,463		17	39	$797,181		$575,463		39
Common shares at period-end	2,749.7		2,779.1		2,797.6	2,815.3	2,845.1		(1)	(3)	2,749.7		2,845.1		(3)
Book value per share	122.51		119.24		116.07	115.15	111.29		3	10	122.51		111.29		10
Tangible book value per share (“TBVPS”) (a)	103.40		100.36		97.30	96.42	92.77		3	11	103.40		92.77		11
Cash dividends declared per share	1.40		1.40		1.25	1.25	1.15		—	22	2.80		2.30		22

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	18%		18%		17%	16%	23%				18%		20%
Return on tangible common equity (“ROTCE”) (a)	21		21		21	19	28				21		25
Return on assets	1.35		1.40		1.35	1.23	1.79				1.38		1.58

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio (e)	15.0%	(f)	15.4%		15.7%	15.3%	15.3%				15.0%	(f)	15.3%
Tier 1 capital ratio (e)	16.1	(f)	16.5		16.8	16.4	16.7				16.1	(f)	16.7
Total capital ratio (e)	17.8	(f)	18.2		18.5	18.2	18.5				17.8	(f)	18.5
Tier 1 leverage ratio	6.9	(f)	7.2		7.2	7.1	7.2				6.9	(f)	7.2
Supplementary leverage ratio (“SLR”)	5.9	(f)	6.0		6.1	6.0	6.1				5.9	(f)	6.1

(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Ratios are based upon annualized amounts.
(d)As of January 1, 2025, the benefit from the Current Expected Credit Losses (“CECL”) capital transition provision had been fully phased-out. As of December 31, 2024, September 30, 2024, and June 30, 2024, CET1 capital reflected the remaining $720 million CECL benefit. Refer to Note 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, and Note 27 of the Firm’s 2024 Form 10-K for additional information.
(e)Reflects the Firm’s ratios under the Basel III Standardized approach. Refer to page 9 for further information on the Firm’s capital metrics.
(f)Estimated.
(g)Included an FDIC special assessment accrual release of $323 million for the three months ended March 31, 2025, and an accrual increase of $725 million for the three months ended March 31, 2024. Refer to Note 6 on page 228 of the Firm’s 2024 Form 10-K for additional information.
(h)Included a $7.9 billion net gain related to Visa shares. Refer to Note 2 of the Firm’s 2024 Form 10-K for additional information on the exchange offer for Visa Class B-1 common stock.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, employee data and where otherwise noted)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q25 Change				2025 Change
	2Q25		1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	2025	2024	2024
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$4,552,482		$4,357,856	$4,002,814	$4,210,048	$4,143,003	4%	10%	$4,552,482	$4,143,003	10%
Loans:
Consumer, excluding credit card loans	394,040		391,138	392,810	394,945	396,955	1	(1)	394,040	396,955	(1)
Credit card loans	232,943		223,384	232,860	219,542	216,100	4	8	232,943	216,100	8
Wholesale loans	785,009		741,173	722,318	725,524	707,645	6	11	785,009	707,645	11
Total loans	1,411,992		1,355,695	1,347,988	1,340,011	1,320,700	4	7	1,411,992	1,320,700	7

Deposits:
U.S. offices:
Noninterest-bearing	591,177		581,623	592,500	611,334	632,316	2	(7)	591,177	632,316	(7)
Interest-bearing	1,441,905		1,416,585	1,345,914	1,326,489	1,291,737	2	12	1,441,905	1,291,737	12
Non-U.S. offices:
Noninterest-bearing	29,976		29,856	26,806	31,607	26,362	—	14	29,976	26,362	14
Interest-bearing	499,322		467,813	440,812	461,342	446,115	7	12	499,322	446,115	12
Total deposits	2,562,380		2,495,877	2,406,032	2,430,772	2,396,530	3	7	2,562,380	2,396,530	7

Long-term debt	419,802		407,224	401,418	410,157	394,028	3	7	419,802	394,028	7
Common stockholders’ equity	336,879		331,375	324,708	324,186	316,652	2	6	336,879	316,652	6
Total stockholders’ equity	356,924		351,420	344,758	345,836	340,552	2	5	356,924	340,552	5

Loans-to-deposits ratio	55%		54%	56%	55%	55%			55%	55%

Employees	317,160		318,477	317,233	316,043	313,206	—	1	317,160	313,206	1

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (a)	$42		$50	$40	$45	$56	(16)	(25)

Earnings-at-Risk (in billions) (b)(c)
Parallel shift:
+100 bps shift in rates	$2.0	(e)	$2.2	$2.3	$2.8	$3.5	(9)	(43)
-100 bps shift in rates	(2.3)	(e)	(2.2)	(2.5)	(2.9)	(3.2)	(5)	28

LINE OF BUSINESS & CORPORATE NET REVENUE (d)
Consumer & Community Banking	$18,847		$18,313	$18,362	$17,791	$17,701	3	6	$37,160	$35,354	5
Commercial & Investment Bank	19,535		19,666	17,598	17,015	17,917	(1)	9	39,201	35,501	10
Asset & Wealth Management	5,760		5,731	5,778	5,439	5,252	1	10	11,491	10,361	11
Corporate	1,538		2,304	2,000	3,070	10,122	(33)	(85)	3,842	12,324	(69)
TOTAL NET REVENUE	$45,680		$46,014	$43,738	$43,315	$50,992	(1)	(10)	$91,694	$93,540	(2)

LINE OF BUSINESS & CORPORATE NET INCOME
Consumer & Community Banking	$5,169		$4,425	$4,516	$4,046	$4,210	17	23	$9,594	$9,041	6
Commercial & Investment Bank	6,650		6,942	6,636	5,691	5,897	(4)	13	13,592	12,519	9
Asset & Wealth Management	1,473		1,583	1,517	1,351	1,263	(7)	17	3,056	2,553	20
Corporate	1,695		1,693	1,336	1,810	6,779	—	(75)	3,388	7,455	(55)
NET INCOME	$14,987		$14,643	$14,005	$12,898	$18,149	2	(17)	$29,630	$31,568	(6)

(a)Effective April 1, 2025, the Firm refined the historical proxy time series inputs to one of its VaR models to more appropriately reflect the risk exposure from certain securitization warehousing loan positions. With this refined time series, the average Total VaR for the three months ended March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024 would have been lower by $(5) million, $(5) million, $(4) million and $(1) million, respectively. Refer to Commercial & Investment Bank VaR on page 19 for further information.
(b)Earnings-at-risk estimates the Firm’s interest rate exposure for a given interest rate scenario. It is presented as a sensitivity to a baseline, which includes net interest income and certain interest rate sensitive fees. The baseline reflects certain assumptions relating to the Federal Reserve’s balance sheet policy (e.g., quantitative tightening and usage at the Reverse Repurchase Facility) that require management judgment. The Firm’s actual net interest income for the rate shifts presented may differ as the earnings-at-risk scenarios are modelled as instantaneous shifts and exclude any actions that could be taken by the Firm or its clients and customers in response to instantaneous rate changes. Other significant assumptions in the earnings-at-risk scenarios may also differ from actual results, including mortgage prepayments and deposits rates paid. Refer to pages 147-148 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2024 for additional information.
(c)Reflects the simultaneous shift of U.S. dollar and non-U.S. dollar rates. At September 30, 2024 and June 30, 2024, represents the total of the Firm’s U.S. dollar and non-U.S. dollar sensitivities as presented in Structural interest rate risk management of the Firm’s Quarterly Reports on Form 10-Q for the respective periods.
(d)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(e)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q25 Change						2025 Change
REVENUE	2Q25		1Q25		4Q24	3Q24	2Q24		1Q25	2Q24	2025		2024		2024
Investment banking fees	$2,499		$2,178		$2,421	$2,231	$2,304		15%	8%	$4,677		$4,258		10%
Principal transactions	7,149		7,614		5,195	5,988	6,814		(6)	5	14,763		13,604		9
Lending- and deposit-related fees	2,248		2,132		1,952	1,924	1,828		5	23	4,380		3,730		17
Asset management fees	4,806		4,700		4,874	4,479	4,302		2	12	9,506		8,448		13
Commissions and other fees	2,194		2,033		1,865	1,936	1,924		8	14	4,227		3,729		13
Investment securities losses	(54)		(37)		(92)	(16)	(547)		(46)	90	(91)		(913)		90
Mortgage fees and related income	363		278		376	402	348		31	4	641		623		3
Card income	1,344		1,216		1,602	1,345	1,332		11	1	2,560		2,550		—
Other income	1,154		1,923		1,225	960	9,149	(f)	(40)	(87)	3,077		10,277	(f)	(70)
Noninterest revenue	21,703		22,037		19,418	19,249	27,454		(2)	(21)	43,740		46,306		(6)
Interest income	48,241		46,853		47,566	50,416	48,513		3	(1)	95,094		95,951		(1)
Interest expense	25,032		23,580		24,216	27,011	25,767		6	(3)	48,612		50,123		(3)
Net interest income	23,209		23,273		23,350	23,405	22,746		—	2	46,482		45,828		1
TOTAL NET REVENUE	44,912		45,310		42,768	42,654	50,200		(1)	(11)	90,222		92,134		(2)

Provision for credit losses	2,849		3,305		2,631	3,111	3,052		(14)	(7)	6,154		4,936		25

NONINTEREST EXPENSE
Compensation expense	13,710		14,093		12,469	12,817	12,953		(3)	6	27,803		26,071		7
Occupancy expense	1,264		1,302		1,309	1,258	1,248		(3)	1	2,566		2,459		4
Technology, communications and equipment expense	2,704		2,578		2,516	2,447	2,447		5	11	5,282		4,868		9
Professional and outside services	3,006		2,839		3,007	2,780	2,722		6	10	5,845		5,270		11
Marketing	1,279		1,304		1,335	1,258	1,221		(2)	5	2,583		2,381		8
Other expense (a)	1,816		1,481	(e)	2,126	2,005	3,122	(g)	23	(42)	3,297		5,421	(e)(g)	(39)
TOTAL NONINTEREST EXPENSE	23,779		23,597		22,762	22,565	23,713		1	—	47,376		46,470		2
Income before income tax expense	18,284		18,408		17,375	16,978	23,435		(1)	(22)	36,692		40,728		(10)
Income tax expense	3,297	(d)	3,765		3,370	4,080	5,286		(12)	(38)	7,062	(d)	9,160		(23)
NET INCOME	$14,987		$14,643		$14,005	$12,898	$18,149		2	(17)	$29,630		$31,568		(6)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$5.25		$5.08		$4.82	$4.38	$6.13		3	(14)	$10.32		$10.58		(2)
Diluted earnings per share	5.24		5.07		4.81	4.37	6.12		3	(14)	10.31		10.56		(2)

FINANCIAL RATIOS
Return on common equity (b)	18%		18%		17%	16%	23%				18%		20%
Return on tangible common equity (b)(c)	21		21		21	19	28				21		25
Return on assets (b)	1.35		1.40		1.35	1.23	1.79				1.38		1.58
Effective income tax rate	18.0	(d)	20.5		19.4	24.0	22.6				19.2	(d)	22.5
Overhead ratio	53		52		53	53	47				53		50

(a)Included Firmwide legal expense of $118 million, $121 million, $236 million, $259 million and $317 million for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively, and $239 million and $245 million for the six months ended June 30, 2025 and June 30, 2024 respectively.
(b)Ratios are based upon annualized amounts.
(c)Refer to page 28 for a further discussion of ROTCE.
(d)Included a $774 million income tax benefit in Corporate driven by the resolution of certain tax audits and the impact of tax regulations finalized in 2024 related to foreign currency translation gains and losses.
(e)Included an FDIC special assessment accrual release of $323 million for the three months ended March 31, 2025, and an accrual increase of $725 million for the three months ended March 31, 2024. Refer to Note 6 on page 228 of the Firm’s 2024 Form 10-K for additional information.
(f)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (h) on page 2 for further information.
(g)Included a $1.0 billion contribution of Visa shares to the JPMorgan Chase Foundation.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						Jun 30, 2025
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2025	2025	2024	2024	2024	2025	2024
ASSETS
Cash and due from banks	$23,759	$22,066	$23,372	$22,896	$27,265	8%	(13)%
Deposits with banks	396,568	403,837	445,945	411,364	503,554	(2)	(21)
Federal funds sold and securities purchased under
resale agreements	470,589	429,506	295,001	390,821	392,763	10	20
Securities borrowed	223,976	238,702	219,546	252,434	199,062	(6)	13
Trading assets:
Debt and equity instruments	829,510	814,664	576,817	734,928	679,209	2	22
Derivative receivables	60,346	60,539	60,967	52,561	54,673	—	10
Available-for-sale (“AFS”) securities	485,380	399,363	406,852	334,548	266,252	22	82
Held-to-maturity (”HTM”) securities	260,559	265,084	274,468	299,954	323,746	(2)	(20)
Investment securities, net of allowance for credit losses	745,939	664,447	681,320	634,502	589,998	12	26
Loans	1,411,992	1,355,695	1,347,988	1,340,011	1,320,700	4	7
Less: Allowance for loan losses	24,953	25,208	24,345	23,949	22,991	(1)	9
Loans, net of allowance for loan losses	1,387,039	1,330,487	1,323,643	1,316,062	1,297,709	4	7
Accrued interest and accounts receivable	124,463	117,845	101,223	122,565	135,692	6	(8)
Premises and equipment	33,562	32,811	32,223	31,525	30,582	2	10
Goodwill, MSRs and other intangible assets	64,465	64,525	64,560	64,455	64,525	—	—
Other assets	192,266	178,427	178,197	175,935	167,971	8	14
TOTAL ASSETS	$4,552,482	$4,357,856	$4,002,814	$4,210,048	$4,143,003	4	10

LIABILITIES
Deposits	$2,562,380	$2,495,877	$2,406,032	$2,430,772	$2,396,530	3	7
Federal funds purchased and securities loaned or sold
under repurchase agreements	595,340	533,046	296,835	389,337	400,832	12	49
Short-term borrowings	65,293	64,980	52,893	50,638	47,308	—	38
Trading liabilities:
Debt and equity instruments	173,292	149,871	153,222	204,593	206,018	16	(16)
Derivative payables	48,110	37,232	39,661	38,665	34,818	29	38
Accounts payable and other liabilities	303,641	293,538	280,672	314,356	295,813	3	3
Beneficial interests issued by consolidated VIEs	27,700	24,668	27,323	25,694	27,104	12	2
Long-term debt	419,802	407,224	401,418	410,157	394,028	3	7
TOTAL LIABILITIES	4,195,558	4,006,436	3,658,056	3,864,212	3,802,451	5	10

STOCKHOLDERS’ EQUITY
Preferred stock	20,045	20,045	20,050	21,650	23,900	—	(16)
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	90,576	90,223	90,911	90,638	90,328	—	—
Retained earnings	397,424	386,616	376,166	365,966	356,924	3	11
Accumulated other comprehensive loss (“AOCI”)	(7,243)	(9,111)	(12,456)	(6,784)	(11,338)	21	36
Treasury stock, at cost	(147,983)	(140,458)	(134,018)	(129,739)	(123,367)	(5)	(20)
TOTAL STOCKHOLDERS’ EQUITY	356,924	351,420	344,758	345,836	340,552	2	5
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,552,482	$4,357,856	$4,002,814	$4,210,048	$4,143,003	4	10

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q25 Change				2025 Change
AVERAGE BALANCES	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	2025	2024	2024
ASSETS
Deposits with banks	$405,213	$446,044	$448,992	$464,704	$512,150	(9)%	(21)%	$425,516	$523,929	(19)%
Federal funds sold and securities purchased under resale agreements	432,714	377,998	337,553	404,174	370,817	14	17	405,507	347,402	17
Securities borrowed	234,024	241,003	232,500	217,716	195,877	(3)	19	237,494	194,211	22
Trading assets - debt instruments	562,967	495,143	452,091	496,176	452,933	14	24	529,242	437,725	21
Investment securities	727,651	664,970	661,361	622,835	580,044	9	25	696,484	580,045	20
Loans	1,380,726	1,339,391	1,339,378	1,325,440	1,313,085	3	5	1,360,173	1,312,332	4
All other interest-earning assets (a)	102,687	103,835	100,085	90,721	84,819	(1)	21	103,258	81,976	26
Total interest-earning assets	3,845,982	3,668,384	3,571,960	3,621,766	3,509,725	5	10	3,757,674	3,477,620	8
Trading assets - equity and other instruments	239,996	225,468	204,126	217,790	221,382	6	8	232,772	206,082	13
Trading assets - derivative receivables	57,601	59,099	58,643	54,575	57,175	(3)	1	58,345	57,405	2
All other noninterest-earning assets	294,039	282,363	290,438	282,877	283,161	4	4	288,233	278,933	3
TOTAL ASSETS	$4,437,618	$4,235,314	$4,125,167	$4,177,008	$4,071,443	5	9	$4,337,024	$4,020,040	8
LIABILITIES
Interest-bearing deposits	$1,902,337	$1,842,888	$1,793,337	$1,749,353	$1,722,856	3	10	$1,872,777	$1,724,499	9
Federal funds purchased and securities loaned or
sold under repurchase agreements	558,043	465,203	358,508	425,795	375,371	20	49	511,880	335,177	53
Short-term borrowings	55,059	49,291	41,346	40,234	38,234	12	44	52,190	38,381	36
Trading liabilities - debt and all other interest-bearing liabilities (b)	300,126	288,140	304,599	329,850	318,703	4	(6)	294,166	310,849	(5)
Beneficial interests issued by consolidated VIEs	26,185	25,775	25,881	26,556	26,222	2	—	25,981	26,815	(3)
Long-term debt	348,372	344,945	346,485	347,910	342,516	1	2	346,668	341,464	2
Total interest-bearing liabilities	3,190,122	3,016,242	2,870,156	2,919,698	2,823,902	6	13	3,103,662	2,777,185	12
Noninterest-bearing deposits	602,777	587,417	623,654	633,957	648,327	3	(7)	595,140	648,486	(8)
Trading liabilities - equity and other instruments	44,159	37,671	36,228	32,739	30,456	17	45	40,933	29,539	39
Trading liabilities - derivative payables	40,865	41,087	40,621	39,936	37,538	(1)	9	40,976	38,707	6
All other noninterest-bearing liabilities	209,853	208,539	216,082	206,376	196,590	1	7	209,198	194,694	7
TOTAL LIABILITIES	4,087,776	3,890,956	3,786,741	3,832,706	3,736,813	5	9	3,989,909	3,688,611	8
Preferred stock	20,045	20,013	20,050	22,408	25,867	—	(23)	20,029	26,910	(26)
Common stockholders’ equity	329,797	324,345	318,376	321,894	308,763	2	7	327,086	304,519	7
TOTAL STOCKHOLDERS’ EQUITY	349,842	344,358	338,426	344,302	334,630	2	5	347,115	331,429	5
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,437,618	$4,235,314	$4,125,167	$4,177,008	$4,071,443	5	9	$4,337,024	$4,020,040	8

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	3.36%	3.76%	3.97%	4.59%	4.76%			3.57%	4.78%
Federal funds sold and securities purchased under resale agreements	4.24	4.52	4.76	5.14	5.23			4.37	5.23
Securities borrowed	3.79	3.88	4.09	4.53	4.47			3.84	4.50
Trading assets - debt instruments	4.50	4.56	4.52	4.51	4.44			4.53	4.41
Investment securities	3.85	3.84	3.86	3.96	3.80			3.85	3.72
Loans	6.71	6.80	6.87	7.07	7.03			6.76	7.03
All other interest-earning assets (a)(d)	6.87	7.63	8.26	9.11	10.14			7.25	10.18
Total interest-earning assets	5.04	5.19	5.31	5.55	5.57			5.11	5.56

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.40	2.44	2.66	2.94	2.90			2.42	2.88
Federal funds purchased and securities loaned or
sold under repurchase agreements	4.29	4.52	4.81	5.36	5.47			4.39	5.45
Short-term borrowings	4.42	4.40	5.03	5.38	5.27			4.41	5.42
Trading liabilities - debt and all other interest-bearing liabilities (b)	3.04	2.94	3.09	3.17	3.29			3.00	3.39
Beneficial interests issued by consolidated VIEs	4.55	4.66	4.85	5.27	5.40			4.60	5.37
Long-term debt	5.16	5.16	5.38	5.53	5.61			5.16	5.53
Total interest-bearing liabilities	3.15	3.17	3.36	3.68	3.67			3.16	3.63

INTEREST RATE SPREAD	1.89	2.02	1.95	1.87	1.90			1.95	1.93
NET YIELD ON INTEREST-EARNING ASSETS	2.43	2.58	2.61	2.58	2.62			2.51	2.66
Memo: Net yield on interest-earning assets excluding Markets (e)	3.71	3.80	3.79	3.86	3.86			3.75	3.85
(a) Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    All other interest-bearing liabilities include brokerage-related customer payables.
(c)    Includes the effect of derivatives that qualify for hedge accounting. Taxable-equivalent amounts are used where applicable. Refer to Note 5 of the Firm’s 2024 Form 10-K for additional information on hedge accounting.
(d) The rates reflect the impact of interest earned on cash collateral where the cash collateral has been netted against certain derivative payables.
(e)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q25 Change				2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	2025	2024	2024
OTHER INCOME
Other income - reported	$1,154	$1,923	$1,225	$960	$9,149	(40)%	(87)%	$3,077	$10,277	(70)%
Fully taxable-equivalent adjustments (a)	663	602	849	541	677	10	(2)	1,265	1,170	8
Other income - managed	$1,817	$2,525	$2,074	$1,501	$9,826	(28)	(82)	$4,342	$11,447	(62)

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$21,703	$22,037	$19,418	$19,249	$27,454	(2)	(21)	$43,740	$46,306	(6)
Fully taxable-equivalent adjustments	663	602	849	541	677	10	(2)	1,265	1,170	8
Total noninterest revenue - managed	$22,366	$22,639	$20,267	$19,790	$28,131	(1)	(20)	$45,005	$47,476	(5)

NET INTEREST INCOME
Net interest income - reported	$23,209	$23,273	$23,350	$23,405	$22,746	—	2	$46,482	$45,828	1
Fully taxable-equivalent adjustments (a)	105	102	121	120	115	3	(9)	207	236	(12)
Net interest income - managed	$23,314	$23,375	$23,471	$23,525	$22,861	—	2	$46,689	$46,064	1

TOTAL NET REVENUE
Total net revenue - reported	$44,912	$45,310	$42,768	$42,654	$50,200	(1)	(11)	$90,222	$92,134	(2)
Fully taxable-equivalent adjustments	768	704	970	661	792	9	(3)	1,472	1,406	5
Total net revenue - managed	$45,680	$46,014	$43,738	$43,315	$50,992	(1)	(10)	$91,694	$93,540	(2)

PRE-PROVISION PROFIT
Pre-provision profit - reported	$21,133	$21,713	$20,006	$20,089	$26,487	(3)	(20)	$42,846	$45,664	(6)
Fully taxable-equivalent adjustments	768	704	970	661	792	9	(3)	1,472	1,406	5
Pre-provision profit - managed	$21,901	$22,417	$20,976	$20,750	$27,279	(2)	(20)	$44,318	$47,070	(6)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$18,284	$18,408	$17,375	$16,978	$23,435	(1)	(22)	$36,692	$40,728	(10)
Fully taxable-equivalent adjustments	768	704	970	661	792	9	(3)	1,472	1,406	5
Income before income tax expense - managed	$19,052	$19,112	$18,345	$17,639	$24,227	—	(21)	$38,164	$42,134	(9)

INCOME TAX EXPENSE
Income tax expense - reported	$3,297	$3,765	$3,370	$4,080	$5,286	(12)	(38)	$7,062	$9,160	(23)
Fully taxable-equivalent adjustments	768	704	970	661	792	9	(3)	1,472	1,406	5
Income tax expense - managed	$4,065	$4,469	$4,340	$4,741	$6,078	(9)	(33)	$8,534	$10,566	(19)

OVERHEAD RATIO
Overhead ratio - reported	53%	52%	53%	53%	47%			53%	50%
Overhead ratio - managed	52	51	52	52	47			52	50

(a)Predominantly recognized in CIB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT & CORPORATE RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q25 Change					2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24		1Q25	2Q24	2025	2024		2024
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$18,847	$18,313	$18,362	$17,791	$17,701		3%	6%	$37,160	$35,354		5%
Commercial & Investment Bank	19,535	19,666	17,598	17,015	17,917		(1)	9	39,201	35,501		10
Asset & Wealth Management	5,760	5,731	5,778	5,439	5,252		1	10	11,491	10,361		11
Corporate	1,538	2,304	2,000	3,070	10,122	(a)	(33)	(85)	3,842	12,324	(a)	(69)
TOTAL NET REVENUE	$45,680	$46,014	$43,738	$43,315	$50,992		(1)	(10)	$91,694	$93,540		(2)

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$9,858	$9,857	$9,728	$9,586	$9,425		—	5	$19,715	$18,722		5
Commercial & Investment Bank	9,641	9,842	8,712	8,751	9,166		(2)	5	19,483	17,890		9
Asset & Wealth Management	3,733	3,713	3,772	3,639	3,543		1	5	7,446	7,003		6
Corporate	547	185	550	589	1,579	(b)	196	(65)	732	2,855	(b)	(74)
TOTAL NONINTEREST EXPENSE	$23,779	$23,597	$22,762	$22,565	$23,713		1	—	$47,376	$46,470		2

PRE-PROVISION PROFIT
Consumer & Community Banking	$8,989	$8,456	$8,634	$8,205	$8,276		6	9	$17,445	$16,632		5
Commercial & Investment Bank	9,894	9,824	8,886	8,264	8,751		1	13	19,718	17,611		12
Asset & Wealth Management	2,027	2,018	2,006	1,800	1,709		—	19	4,045	3,358		20
Corporate	991	2,119	1,450	2,481	8,543		(53)	(88)	3,110	9,469		(67)
PRE-PROVISION PROFIT	$21,901	$22,417	$20,976	$20,750	$27,279		(2)	(20)	$44,318	$47,070		(6)

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$2,082	$2,629	$2,623	$2,795	$2,643		(21)	(21)	$4,711	$4,556		3
Commercial & Investment Bank	696	705	61	316	384		(1)	81	1,401	385		264
Asset & Wealth Management	46	(10)	(35)	4	20		NM	130	36	(37)		NM
Corporate	25	(19)	(18)	(4)	5		NM	400	6	32		(81)
PROVISION FOR CREDIT LOSSES	$2,849	$3,305	$2,631	$3,111	$3,052		(14)	(7)	$6,154	$4,936		25

NET INCOME
Consumer & Community Banking	$5,169	$4,425	$4,516	$4,046	$4,210		17	23	$9,594	$9,041		6
Commercial & Investment Bank	6,650	6,942	6,636	5,691	5,897		(4)	13	13,592	12,519		9
Asset & Wealth Management	1,473	1,583	1,517	1,351	1,263		(7)	17	3,056	2,553		20
Corporate	1,695	1,693	1,336	1,810	6,779		—	(75)	3,388	7,455		(55)
TOTAL NET INCOME	$14,987	$14,643	$14,005	$12,898	$18,149		2	(17)	$29,630	$31,568		(6)

(a)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (h) on page 2 for further information.
(b)Included a $1.0 billion contribution of Visa shares to the JPMorgan Chase Foundation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Jun 30, 2025
							Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,				2025 Change
	2025		2025	2024	2024	2024	2025	2024	2025		2024	2024
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$283,830	(c)	$279,791	$275,513	$272,964	$267,196	1%	6%
Tier 1 capital	303,173	(c)	299,132	294,881	292,333	290,442	1	4
Total capital	335,343	(c)	330,533	325,589	324,585	322,175	1	4
Risk-weighted assets	1,886,301	(c)	1,815,045	1,757,460	1,782,722	1,743,481	4	8
CET1 capital ratio	15.0%	(c)	15.4%	15.7%	15.3%	15.3%
Tier 1 capital ratio	16.1	(c)	16.5	16.8	16.4	16.7
Total capital ratio	17.8	(c)	18.2	18.5	18.2	18.5

Advanced
CET1 capital	$283,830	(c)	$279,791	$275,513	$272,964	$267,196	1	6
Tier 1 capital	303,173	(c)	299,132	294,881	292,333	290,442	1	4
Total capital	320,820	(c)	316,529	311,898	310,764	308,639	1	4
Risk-weighted assets	1,875,953	(c)	1,799,055	1,740,429	1,762,991	1,726,204	4	9
CET1 capital ratio	15.1%	(c)	15.6%	15.8%	15.5%	15.5%
Tier 1 capital ratio	16.2	(c)	16.6	16.9	16.6	16.8
Total capital ratio	17.1	(c)	17.6	17.9	17.6	17.9

Leverage-based capital metrics
Adjusted average assets (b)	$4,382,204	(c)	$4,180,147	$4,070,499	$4,122,332	$4,016,654	5	9
Tier 1 leverage ratio	6.9%	(c)	7.2%	7.2%	7.1%	7.2%

Total leverage exposure	$5,163,051	(c)	$4,953,480	$4,837,568	$4,893,662	$4,768,202	4	8
SLR	5.9%	(c)	6.0%	6.1%	6.0%	6.1%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$559,922	(c)	$558,303	$546,564	$543,616	$533,949	—	5

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$279,791		$275,513	$272,964	$267,196	$257,569	2	9	$275,513		$250,585	10%
Net income applicable to common equity	14,705		14,388	13,746	12,612	17,832	2	(18)	29,093		30,854	(6)
Dividends declared on common stock	(3,897)		(3,938)	(3,546)	(3,570)	(3,322)	1	(17)	(7,835)		(6,670)	(17)
Net purchase of treasury stock	(7,525)		(6,440)	(4,279)	(6,372)	(5,321)	(17)	(41)	(13,965)		(7,150)	(95)
Changes in additional paid-in capital	353		(688)	273	310	425	NM	(17)	(335)		200	NM
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	(188)		953	(2,633)	2,297	108	NM	NM	765		249	207
Translation adjustments, net of hedges	868		489	(887)	389	(156)	78	NM	1,357		(360)	NM
Fair value hedges	(8)		28	(54)	(20)	8	NM	NM	20		(13)	NM
Defined benefit pension and other postretirement employee benefit plans	(28)		(16)	(58)	(28)	(3)	(75)	NM	(44)		23	NM
Changes related to other CET1 capital adjustments	(241)	(c)	(498)	(13)	150	56	52	NM	(739)	(c)	(522)	(42)
Change in Standardized/Advanced CET1 capital	4,039	(c)	4,278	2,549	5,768	9,627	(6)	(58)	8,317	(c)	16,611	(50)
Standardized/Advanced CET1 capital, ending balance	$283,830	(c)	$279,791	$275,513	$272,964	$267,196	1	6	$283,830	(c)	$267,196	6

(a)As of January 1, 2025, the benefit from the CECL capital transition provision had been fully phased-out. As of December 31, 2024, September 30, 2024, and June 30, 2024, CET1 capital reflected the remaining $720 million CECL benefit. Refer to Note 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, and Note 27 of the Firm’s 2024 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Estimated.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Jun 30, 2025
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2025 Change
	2025	2025	2024	2024	2024	2025	2024	2025	2024	2024
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$336,879	$331,375	$324,708	$324,186	$316,652	2%	6%
Less: Goodwill	52,747	52,621	52,565	52,711	52,620	—	—
Less: Other intangible assets	2,722	2,777	2,874	2,991	3,058	(2)	(11)
Add: Certain deferred tax liabilities (b)	2,923	2,928	2,943	2,962	2,969	—	(2)
Total tangible common equity	$284,333	$278,905	$272,212	$271,446	$263,943	2	8

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$329,797	$324,345	$318,376	$321,894	$308,763	2	7	$327,086	$304,519	7%
Less: Goodwill	52,692	52,581	52,617	52,658	52,618	—	—	52,637	52,616	—
Less: Other intangible assets	2,741	2,830	2,921	3,007	3,086	(3)	(11)	2,785	3,122	(11)
Add: Certain deferred tax liabilities (b)	2,926	2,938	2,952	2,963	2,975	—	(2)	2,932	2,982	(2)
Total tangible common equity	$277,290	$271,872	$265,790	$269,192	$256,034	2	8	$274,596	$251,763	9

INTANGIBLE ASSETS (period-end)
Goodwill	$52,747	$52,621	$52,565	$52,711	$52,620	—	—
Mortgage servicing rights	8,996	9,127	9,121	8,753	8,847	(1)	2
Other intangible assets	2,722	2,777	2,874	2,991	3,058	(2)	(11)
Total intangible assets	$64,465	$64,525	$64,560	$64,455	$64,525	—	—

(a)Refer to page 28 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									SIX MONTHS ENDED JUNE 30,
								2Q25 Change				2025 Change
	2Q25	1Q25		4Q24	3Q24		2Q24	1Q25	2Q24	2025	2024	2024
EARNINGS PER SHARE
Basic earnings per share
Net income	$14,987	$14,643		$14,005	$12,898		$18,149	2%	(17)%	$29,630	$31,568	(6)%
Less: Preferred stock dividends	282	255		259	286		317	11	(11)	537	714	(25)
Net income applicable to common equity	14,705	14,388		13,746	12,612		17,832	2	(18)	29,093	30,854	(6)
Less: Dividends and undistributed earnings allocated to
participating securities	75	71		77	75		114	6	(34)	145	193	(25)
Net income applicable to common stockholders	$14,630	$14,317		$13,669	$12,537		$17,718	2	(17)	$28,948	$30,661	(6)

Total weighted-average basic shares outstanding	2,788.7	2,819.4		2,836.9	2,860.6		2,889.8	(1)	(3)	2,804.0	2,899.1	(3)
Net income per share	$5.25	$5.08		$4.82	$4.38		$6.13	3	(14)	$10.32	$10.58	(2)

Diluted earnings per share
Net income applicable to common stockholders	$14,630	$14,317		$13,669	$12,537		$17,718	2	(17)	$28,948	$30,661	(6)
Total weighted-average basic shares outstanding	2,788.7	2,819.4		2,836.9	2,860.6		2,889.8	(1)	(3)	2,804.0	2,899.1	(3)
Add: Dilutive impact of unvested performance share units (“PSUs”), nondividend-earning restricted stock units (“RSUs”) and stock appreciation rights (“SARs”)	5.0	4.9		5.5	5.3		5.1	2	(2)	4.9	4.8	3
Total weighted-average diluted shares outstanding	2,793.7	2,824.3		2,842.4	2,865.9		2,894.9	(1)	(3)	2,809.0	2,903.9	(3)
Net income per share	$5.24	$5.07		$4.81	$4.37		$6.12	3	(14)	$10.31	$10.56	(2)

COMMON DIVIDENDS
Cash dividends declared per share	$1.40	$1.40	(c)	$1.25	$1.25	(d)	$1.15	—	22	$2.80	$2.30	22
Dividend payout ratio	27%	27%		26%	28%		19%			27%	22%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	29.8	30.0		18.5	30.3		27.0	(1)	10	59.8	42.9	39
Average price paid per share of common stock	$251.67	$252.50		$233.37	$209.61		$196.83	—	28	$252.09	$190.42	32
Aggregate repurchases of common stock	7,500	7,563		4,313	6,361		5,318	(1)	41	15,063	8,167	84

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.4	11.5		0.8	0.5		0.5	(97)	(20)	11.9	11.4	4
Net impact of employee issuances on stockholders’ equity (b)	$419	$476		$343	$354		$459	(12)	(9)	$895	$1,260	(29)

(a)The Firm’s Board of Directors authorized a new common share repurchase program of up to $50 billion effective July 1, 2025, which replaces the previous program that commenced in the third quarter of 2024 and authorized repurchases of up to $30 billion.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares.
(c)On March 18, 2025, the Board of Directors declared a quarterly common stock dividend of $1.40 per share.
(d)On September 17, 2024, the Board of Directors declared a quarterly common stock dividend of $1.25 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q25 Change				2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	2025	2024	2024
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$888	$839	$872	$863	$830	6%	7%	$1,727	$1,652	5%
Asset management fees	1,110	1,093	1,067	1,022	978	2	13	2,203	1,925	14
Mortgage fees and related income	347	263	368	390	346	32	—	610	620	(2)
Card income	687	653	973	743	741	5	(7)	1,340	1,423	(6)
All other income (a)	1,420	1,323	1,214	1,196	1,101	7	29	2,743	2,321	18
Noninterest revenue	4,452	4,171	4,494	4,214	3,996	7	11	8,623	7,941	9
Net interest income	14,395	14,142	13,868	13,577	13,705	2	5	28,537	27,413	4
TOTAL NET REVENUE	18,847	18,313	18,362	17,791	17,701	3	6	37,160	35,354	5

Provision for credit losses	2,082	2,629	2,623	2,795	2,643	(21)	(21)	4,711	4,556	3

NONINTEREST EXPENSE
Compensation expense	4,336	4,448	4,301	4,275	4,240	(3)	2	8,784	8,469	4
Noncompensation expense (b)	5,522	5,409	5,427	5,311	5,185	2	6	10,931	10,253	7
TOTAL NONINTEREST EXPENSE	9,858	9,857	9,728	9,586	9,425	—	5	19,715	18,722	5

Income before income tax expense	6,907	5,827	6,011	5,410	5,633	19	23	12,734	12,076	5
Income tax expense	1,738	1,402	1,495	1,364	1,423	24	22	3,140	3,035	3
NET INCOME	$5,169	$4,425	$4,516	$4,046	$4,210	17	23	$9,594	$9,041	6

REVENUE BY BUSINESS
Banking & Wealth Management	$10,698	$10,254	$10,154	$10,090	$10,375	4	3	$20,952	$20,699	1
Home Lending	1,250	1,207	1,297	1,295	1,319	4	(5)	2,457	2,505	(2)
Card Services & Auto	6,899	6,852	6,911	6,406	6,007	1	15	13,751	12,150	13

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	151	110	186	154	157	37	(4)	261	287	(9)
Net mortgage servicing revenue (c)	196	153	182	236	189	28	4	349	333	5
Mortgage fees and related income	$347	$263	$368	$390	$346	32	—	$610	$620	(2)

FINANCIAL RATIOS
ROE	36%	31%	32%	29%	30%			34%	33%
Overhead ratio	52	54	53	54	53			53	53

(a)Primarily includes operating lease income and commissions and other fees. Operating lease income was $896 million, $824 million, $722 million, $699 million and $682 million for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively, and $1.7 billion and $1.3 billion for the six months ended June 30, 2025 and 2024, respectively.
(b)Included depreciation expense on leased assets of $577 million, $499 million, $410 million, $387 million and $430 million for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively, and $1.1 billion and $857 million for the six months ended June 30, 2025 and 2024, respectively.
(c)Included MSR risk management results of $47 million, $9 million, $21 million, $100 million and $39 million for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively, and $56 million and $38 million for the six months ended June 30, 2025 and 2024, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except employee data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q25 Change					2025 Change
	2Q25	1Q25		4Q24	3Q24	2Q24	1Q25	2Q24	2025		2024	2024
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$652,379	$636,105		$650,268	$633,038	$638,493	3%	2%	$652,379		$638,493	2%

Loans:
Banking & Wealth Management	33,749	33,098		33,221	31,614	31,078	2	9	33,749		31,078	9
Home Lending (a)	241,618	241,427		246,498	247,663	250,032	—	(3)	241,618		250,032	(3)
Card Services	233,051	223,517		233,016	219,671	216,213	4	8	233,051		216,213	8
Auto	72,182	72,116		73,619	73,215	75,310	—	(4)	72,182		75,310	(4)
Total loans	580,600	570,158		586,354	572,163	572,633	2	1	580,600		572,633	1

Deposits	1,063,137	1,080,138		1,056,652	1,054,027	1,069,753	(2)	(1)	1,063,137		1,069,753	(1)
Equity	56,000	56,000		54,500	54,500	54,500	—	3	56,000		54,500	3

SELECTED BALANCE SHEET DATA (average)
Total assets	$642,284	$639,664		$638,783	$631,117	$628,757	—	2	$640,981		$628,309	2

Loans:
Banking & Wealth Management	33,536	33,160		32,599	30,910	31,419	1	7	33,349		31,330	6
Home Lending (b)	242,665	244,282		247,415	250,581	254,385	(1)	(5)	243,469		256,126	(5)
Card Services	228,446	224,493		224,263	217,327	210,119	2	9	226,480		207,410	9
Auto	71,410	72,462		73,323	73,675	75,804	(1)	(6)	71,933		76,535	(6)
Total loans	576,057	574,397		577,600	572,493	571,727	—	1	575,231		571,401	1

Deposits	1,060,363	1,053,677		1,050,636	1,053,701	1,073,544	1	(1)	1,057,038		1,076,393	(2)
Equity	56,000	56,000		54,500	54,500	54,500	—	3	56,000		54,500	3

Employees	144,898	145,530	(c)	144,989	143,964	143,412	—	1	144,898	(c)	143,412	1

(a)At June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, Home Lending loans held-for-sale and loans at fair value were $8.9 billion, $6.4 billion, $8.1 billion, $6.9 billion and $5.9 billion, respectively.
(b)Average Home Lending loans held-for sale and loans at fair value were $8.9 billion, $7.5 billion, $7.8 billion, $8.4 billion and $7.7 billion for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively, and $8.2 billion and $6.2 billion for the six months ended June 30, 2025 and 2024, respectively.
(c)In the first quarter of 2025, 419 employees were transferred to Corporate as a result of the centralization of certain functions.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q25 Change				2025 Change
	2Q25	1Q25	4Q24		3Q24	2Q24	1Q25	2Q24	2025	2024	2024
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)	$3,891	$3,266	$3,366	(c)	$3,252	$3,413	19%	14%	$3,891	$3,413	14%

Net charge-offs/(recoveries)
Banking & Wealth Management	102	97	105		82	176	5	(42)	199	255	(22)
Home Lending	(21)	(26)	(15)		(44)	(40)	19	48	(47)	(47)	—
Card Services	1,938	1,983	1,862		1,768	1,830	(2)	6	3,921	3,518	11
Auto	67	100	114		113	98	(33)	(32)	167	217	(23)
Total net charge-offs/(recoveries)	$2,086	$2,154	$2,066		$1,919	$2,064	(3)	1	$4,240	$3,943	8
Net charge-off/(recovery) rate
Banking & Wealth Management	1.22%	1.19%	1.28%		1.06%	2.25%			1.20%	1.64%
Home Lending	(0.04)	(0.04)	(0.02)		(0.07)	(0.07)			(0.04)	(0.04)
Card Services	3.40	3.58	3.30		3.24	3.50			3.49	3.41
Auto	0.38	0.56	0.62		0.62	0.52			0.47	0.57
Total net charge-off/(recovery) rate	1.48	1.54	1.44		1.35	1.47			1.51	1.40

30+ day delinquency rate
Home Lending (b)	0.93%	1.04%	0.78%	(c)	0.77%	0.70%			0.93%	0.70%
Card Services	2.06	2.21	2.17		2.20	2.08			2.06	2.08
Auto	1.12	1.20	1.43		1.23	1.12			1.12	1.12

90+ day delinquency rate - Card Services	1.07	1.16	1.14		1.10	1.07			1.07	1.07

Allowance for loan losses
Banking & Wealth Management	$790	$794	$764		$709	$685	(1)	15	$790	$685	15
Home Lending	547	557	447		447	437	(2)	25	547	437	25
Card Services	15,008	15,008	14,608		14,106	13,206	—	14	15,008	13,206	14
Auto	637	637	692		692	742	—	(14)	637	742	(14)
Total allowance for loan losses	$16,982	$16,996	$16,511		$15,954	$15,070	—	13	$16,982	$15,070	13

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, mortgage loans 90 or more days past due and insured by U.S. government agencies were $68 million, $81 million, $84 million, $88 million and $96 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $99 million, $114 million, $122 million, $126 million and $137 million, respectively. These amounts have been excluded based upon the government guarantee.
(c)Prior-period amount and rate have been revised to conform with the presentation in the Firm’s 2024 Form 10-K.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q25 Change				2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	2025	2024	2024
BUSINESS METRICS
Number of:
Branches	4,994	4,972	4,966	4,906	4,884	—%	2%	4,994	4,884	2%
Active digital customers (in thousands) (a)	73,014	72,480	70,813	70,063	69,011	1	6	73,014	69,011	6
Active mobile customers (in thousands) (b)	59,898	59,036	57,821	56,985	55,564	1	8	59,898	55,564	8

Debit and credit card sales volume (in billions)	$487.2	$448.7	$477.6	$453.4	$453.7	9	7	$935.9	$874.4	7
Total payments transaction volume (in trillions) (c)	1.8	1.6	1.6	1.7	1.6	13	13	3.4	3.1	10

Banking & Wealth Management
Average deposits	$1,044,158	$1,038,964	$1,035,184	$1,037,953	$1,058,914	—	(1)	$1,041,576	$1,062,238	(2)
Deposit margin	2.76%	2.69%	2.61%	2.60%	2.72%			2.72%	2.71%
Business Banking average loans	$19,217	$19,474	$19,538	$19,472	$19,461	(1)	(1)	$19,345	$19,454	(1)
Business Banking origination volume	893	815	985	1,091	1,312	10	(32)	1,708	2,442	(30)
Client investment assets (d)	1,155,017	1,079,833	1,087,608	1,067,931	1,013,680	7	14	1,155,017	1,013,680	14
Number of client advisors	5,948	5,860	5,755	5,775	5,672	2	5	5,948	5,672	5

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$8.7	$5.5	$7.7	$6.5	$6.9	58	26	$14.2	$11.3	26
Correspondent	4.8	3.9	4.4	4.9	3.8	23	26	8.7	6.0	45
Total mortgage origination volume (e)	$13.5	$9.4	$12.1	$11.4	$10.7	44	26	$22.9	$17.3	32
Third-party mortgage loans serviced (period-end)	653.3	661.6	648.0	656.1	642.8	(1)	2	653.3	642.8	2
MSR carrying value (period-end)	9.0	9.1	9.1	8.7	8.8	(1)	2	9.0	8.8	2

Card Services
Sales volume, excluding commercial card (in billions)	$340.0	$310.6	$335.1	$316.6	$316.6	9	7	$650.6	$607.6	7
Net revenue rate	10.06%	10.38%	10.47%	9.91%	9.61%			10.22%	9.85%
Net yield on average loans	10.04	10.31	9.86	9.71	9.46			10.17	9.67

Auto
Loan and lease origination volume (in billions)	$11.3	$10.7	$10.6	$10.0	$10.8	6	5	$22.0	$19.7	12
Average auto operating lease assets	15,218	13,641	11,967	11,192	10,693	12	42	14,434	10,564	37

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person and checks.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(e)Firmwide mortgage origination volume was $16.3 billion, $11.2 billion, $14.2 billion, $13.3 billion and $12.3 billion for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively, and $27.5 billion and $19.9 billion for the six months ended June 30, 2025 and 2024, respectively.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS									SIX MONTHS ENDED JUNE 30,
								2Q25 Change					2025 Change
	2Q25	1Q25	4Q24	3Q24		2Q24		1Q25	2Q24	2025	2024		2024
INCOME STATEMENT
REVENUE
Investment banking fees	$2,513	$2,248	$2,479	$2,267		$2,356		12%	7%	$4,761	$4,370		9%
Principal transactions	7,109	7,608	5,158	5,899		6,691		(7)	6	14,717	13,325		10
Lending- and deposit-related fees	1,296	1,230	1,020	997		924		5	40	2,526	1,897		33
Commissions and other fees	1,493	1,437	1,320	1,349		1,337		4	12	2,930	2,609		12
Card income	645	551	617	589		579		17	11	1,196	1,104		8
All other income	736	748	1,132	521		857		(2)	(14)	1,484	1,600		(7)
Noninterest revenue	13,792	13,822	11,726	11,622		12,744		—	8	27,614	24,905		11
Net interest income	5,743	5,844	5,872	5,393		5,173		(2)	11	11,587	10,596		9
TOTAL NET REVENUE (a)	19,535	19,666	17,598	17,015		17,917		(1)	9	39,201	35,501		10

Provision for credit losses	696	705	61	316		384		(1)	81	1,401	385		264

NONINTEREST EXPENSE
Compensation expense	5,014	5,330	4,033	4,510		4,752		(6)	6	10,344	9,648		7
Noncompensation expense	4,627	4,512	4,679	4,241		4,414		3	5	9,139	8,242		11
TOTAL NONINTEREST EXPENSE	9,641	9,842	8,712	8,751		9,166		(2)	5	19,483	17,890		9

Income before income tax expense	9,198	9,119	8,825	7,948		8,367		1	10	18,317	17,226		6
Income tax expense	2,548	2,177	2,189	2,257		2,470		17	3	4,725	4,707		—
NET INCOME	$6,650	$6,942	$6,636	$5,691		$5,897		(4)	13	$13,592	$12,519		9

FINANCIAL RATIOS
ROE	17%	18%	19%	17%		17%				18%	18%
Overhead ratio	49	50	50	51		51				50	50
Compensation expense as percentage of total net revenue	26	27	23	27		27				26	27

REVENUE BY BUSINESS
Investment Banking	$2,684	$2,268	$2,602	$2,354		$2,464		18	9	$4,952	$4,680		6
Payments	4,735	4,565	4,703	4,370		4,546		4	4	9,300	9,012		3
Lending	1,829	1,915	1,916	1,894		1,936		(4)	(6)	3,744	3,660		2
Other	—	6	47	28		4		NM	NM	6	1		500
Total Banking & Payments	9,248	8,754	9,268	8,646		8,950		6	3	18,002	17,353		4
Fixed Income Markets	5,690	5,849	5,006	4,651	(f)	4,981	(f)	(3)	14	11,539	10,409	(f)	11
Equity Markets	3,246	3,814	2,043	2,501	(f)	2,812	(f)	(15)	15	7,060	5,397	(f)	31
Securities Services	1,418	1,269	1,314	1,326		1,261		12	12	2,687	2,444		10
Credit Adjustments & Other (b)	(67)	(20)	(33)	(109)		(87)		(235)	23	(87)	(102)		15
Total Markets & Securities Services	10,287	10,912	8,330	8,369		8,967		(6)	15	21,199	18,148		17
TOTAL NET REVENUE	$19,535	$19,666	$17,598	$17,015		$17,917		(1)	9	$39,201	$35,501		10

Banking & Payments revenue by client coverage segment (c)
Global Corporate Banking & Global Investment Banking (d)	$6,319	$5,929	$6,369	$5,755		$6,090		7%	4%	$12,248	$11,656		5%
Commercial Banking	2,929	2,825	2,899	2,891		2,860		4	2	5,754	5,697		1
Commercial & Specialized Industries (e)	2,067	1,956	1,965	1,931		1,936		6	7	4,023	3,863		4
Commercial Real Estate Banking	862	869	934	960		924		(1)	(7)	1,731	1,834		(6)
Total Banking & Payments revenue	$9,248	$8,754	$9,268	$8,646		$8,950		6	3	$18,002	$17,353		4

(a)Included tax equivalent adjustments primarily from income tax credits from investments in alternative energy, affordable housing and new markets, income from tax-exempt securities and loans, and the related amortization and other tax benefits of the investments in alternative energy and affordable housing of $722 million, $658 million, $915 million, $607 million and $737 million for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively, and $1.4 billion and $1.3 billion for the six months ended June 30, 2025 and 2024, respectively.
(b)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(c)Refer to page 78 of the Firm’s Annual Report on Form 10-K for the annual period ended December 31, 2024 for a description of each of the client coverage segments.
(d)In the second quarter of 2025, amounts were reclassified from Other to Global Corporate Banking & Global Investment Banking reflecting the subsequent alignment of certain business activities after the Firm’s Business Segment reorganization in the second quarter of 2024. Prior-period amounts have been revised to conform with the current presentation.
(e)In the second quarter of 2025, the Middle Market Banking client coverage segment was renamed Commercial & Specialized Industries.
(f)In the fourth quarter of 2024, certain net funding costs that were previously allocated to Fixed Income Markets were reclassified to Equity Markets. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)

	QUARTERLY TRENDS									SIX MONTHS ENDED JUNE 30,
								2Q25 Change				2025 Change
	2Q25	1Q25		4Q24	3Q24		2Q24	1Q25	2Q24	2025	2024	2024
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,260,825	$2,174,123		$1,773,194	$2,047,022	(g)	$1,939,038	4%	17%	$2,260,825	$1,939,038	17%
Loans:
Loans retained	526,174	497,657		483,043	483,915		475,880	6	11	526,174	475,880	11
Loans held-for-sale and loans at fair value (a)	57,659	48,201		40,324	47,728		41,737	20	38	57,659	41,737	38
Total loans	583,833	545,858		523,367	531,643		517,617	7	13	583,833	517,617	13

Equity	149,500	149,500		132,000	132,000		132,000	—	13	149,500	132,000	13

Banking & Payments loans by client coverage segment (period-end) (b)
Global Corporate Banking & Global Investment Banking (c)	$133,017	$121,776	(e)	$125,270	$134,750		$132,858	9	—	$133,017	$132,858	—
Commercial Banking	222,044	219,220		217,674	218,733		220,222	1	1	222,044	220,222	1
Commercial & Specialized Industries (d)	75,859	74,334		72,814	73,782		75,488	2	—	75,859	75,488	—
Commercial Real Estate Banking	146,185	144,886		144,860	144,951		144,734	1	1	146,185	144,734	1
Total Banking & Payments loans	355,061	340,996		342,944	353,483		353,080	4	1	355,061	353,080	1

SELECTED BALANCE SHEET DATA (average)
Total assets	$2,205,619	$2,045,105		$1,930,491	$2,008,127	(g)	$1,915,880	8	15	$2,125,805	$1,854,999	15
Trading assets - debt and equity instruments	758,113	685,039		613,142	663,302		638,473	11	19	721,778	609,686	18
Trading assets - derivative receivables	56,815	58,987		57,884	54,133		58,850	(4)	(3)	57,895	58,059	—
Loans:
Loans retained	511,562	482,304		482,316	476,256		471,861	6	8	497,014	471,524	5
Loans held-for-sale and loans at fair value (a)	50,287	46,422		43,203	44,868		42,868	8	17	48,365	43,202	12
Total loans	561,849	528,726		525,519	521,124		514,729	6	9	545,379	514,726	6

Deposits	1,170,063	1,106,158		1,088,439	1,064,402		1,046,993	6	12	1,138,287	1,046,391	9
Equity	149,500	149,500		132,000	132,000		132,000	—	13	149,500	132,000	13

Banking & Payments loans by client coverage segment (average) (b)
Global Corporate Banking & Global Investment Banking (c)	$125,554	$121,387	(e)	$126,305	$129,024		$130,680	3	(4)	$123,482	$129,336	(5)
Commercial Banking	219,886	218,560		218,672	219,406		220,767	1	—	219,227	221,545	(1)
Commercial & Specialized Industries (d)	74,384	73,629		73,205	74,660		76,229	1	(2)	74,009	77,296	(4)
Commercial Real Estate Banking	145,502	144,931		145,467	144,746		144,538	—	1	145,218	144,249	1
Total Banking & Payments loans	345,440	339,947		344,977	348,430		351,447	2	(2)	342,709	350,881	(2)

Employees	93,237	92,755	(f)	93,231	93,754		93,387	1	—	93,237	93,387	—

(a)Loans held-for-sale and loans at fair value primarily reflect lending-related positions originated and purchased in Markets, including loans held for securitization.
(b)Refer to page 78 of the Firm’s Annual Report on Form 10-K for the annual period ended December 31, 2024 for a description of each of the client coverage segments.
(c)In the second quarter of 2025, amounts were reclassified from Other to Global Corporate Banking & Global Investment Banking reflecting the subsequent alignment of certain business activities after the Firm’s Business Segment reorganization in the second quarter of 2024. Prior-period amounts have been revised to conform with the current presentation.
(d)In the second quarter of 2025, the Middle Market Banking client coverage segment was renamed Commercial & Specialized Industries.
(e)On January 1, 2025, $5.6 billion of loans were realigned from Global Corporate Banking to Fixed Income Markets.
(f)In the first quarter of 2025, 219 employees were transferred to Corporate as a result of the centralization of certain functions.
(g)Prior-period amounts have been revised to conform with the presentation in the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q25 Change				2025 Change
	2Q25	1Q25	4Q24		3Q24	2Q24	1Q25	2Q24	2025	2024	2024

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$325	$177	$300	(d)	$156	$164	84	98	$502	$233	115

Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	3,678	3,413	3,258		2,857	2,631	8	40	3,678	2,631	40
Nonaccrual loans held-for-sale and loans at fair value (b)	1,207	1,255	1,502		1,187	988	(4)	22	1,207	988	22
Total nonaccrual loans	4,885	4,668	4,760		4,044	3,619	5	35	4,885	3,619	35

Derivative receivables	349	169	145		210	290	107	20	349	290	20
Assets acquired in loan satisfactions	208	211	213		216	220	(1)	(5)	208	220	(5)
Total nonperforming assets	5,442	5,048	5,118		4,470	4,129	8	32	5,442	4,129	32

Allowance for credit losses:
Allowance for loan losses	7,408	7,680	7,294		7,427	7,344	(4)	1	7,408	7,344	1
Allowance for lending-related commitments	2,757	2,113	1,976		2,013	1,930	30	43	2,757	1,930	43
Total allowance for credit losses	10,165	9,793	9,270		9,440	9,274	4	10	10,165	9,274	10

Net charge-off/(recovery) rate (c)	0.25%	0.15%	0.25%		0.13%	0.14%			0.20%	0.10%

Allowance for loan losses to period-end loans retained	1.41	1.54	1.51		1.53	1.54			1.41	1.54

Allowance for loan losses to nonaccrual loans retained (a)	201	225	224		260	279			201	279
Nonaccrual loans to total period-end loans	0.84	0.86	0.91		0.76	0.70			0.84	0.70

(a)Allowance for loan losses of $655 million, $566 million, $435 million, $366 million and $452 million were held against these nonaccrual loans at June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively.
(b)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, mortgage loans 90 or more days past due and insured by U.S. government agencies were $45 million, $36 million, $37 million, $38 million and $42 million, respectively.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(d)Includes $72 million related to a purchased credit deteriorated (“PCD”) loan that was charged off in the fourth quarter of 2024.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q25 Change				2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	2025	2024	2024
BUSINESS METRICS
Advisory	$844	$694	$1,060	$847	$785	22%	8%	$1,538	$1,383	11%
Equity underwriting	465	324	498	344	495	44	(6)	789	850	(7)
Debt underwriting	1,204	1,230	921	1,076	1,076	(2)	12	2,434	2,137	14
Total investment banking fees	$2,513	$2,248	$2,479	$2,267	$2,356	12	7	$4,761	$4,370	9

Client deposits and other third-party liabilities (average) (a)	1,089,781	1,034,382	1,011,634	966,025	936,725	5	16	1,062,235	934,164	14

Assets under custody (“AUC”) (period-end) (in billions)	$38,028	$35,678	$35,280	$35,832	$34,024	7	12	$38,028	$34,024	12

95% Confidence Level - Total CIB VaR (average) (b)
CIB trading VaR by risk type: (c)
Fixed income	$37	$37	$34	$37	$31	—	19
Foreign exchange	10	9	14	15	18	11	(44)
Equities	17	25	10	8	7	(32)	143
Commodities and other	24	29	8	8	9	(17)	167
Diversification benefit to CIB trading VaR (d)	(55)	(55)	(33)	(33)	(32)	—	(72)
CIB trading VaR (c)	33	45	33	35	33	(27)	—
Credit Portfolio VaR (e)	22	21	20	21	21	5	5
Diversification benefit to CIB VaR (d)	(17)	(19)	(16)	(14)	(16)	11	(6)
CIB VaR	$38	$47	$37	$42	$38	(19)	—

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)Effective April 1, 2025, the Firm refined the historical proxy time series inputs to one of its VaR models to more appropriately reflect the risk exposure from certain securitization warehousing loan positions. With this refined time series, the average VaR for each of the following reported components would have been lower by the following amounts: CIB trading VaR by fixed income risk type of $(7) million, $(6) million, $(6) million, and $(2) million, CIB trading VaR of $(6) million, $(5) million, $(4) million and $(1) million and CIB VaR of $(5) million, $(6) million, $(5) million and $(1) million for the three months ended March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 143–145 of the Firm’s 2024 Form 10-K and pages 65–67 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and credit protection purchased against certain retained loans and lending-related commitments, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and employee data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q25 Change				2025 Change
	2Q25	1Q25		4Q24	3Q24	2Q24	1Q25	2Q24	2025	2024	2024
INCOME STATEMENT
REVENUE
Asset management fees	$3,642	$3,595		$3,792	$3,427	$3,304	1%	10%	$7,237	$6,474	12%
Commissions and other fees	314	273		225	224	232	15	35	587	425	38
All other income	117	125		60	148	97	(6)	21	242	248	(2)
Noninterest revenue	4,073	3,993		4,077	3,799	3,633	2	12	8,066	7,147	13
Net interest income	1,687	1,738		1,701	1,640	1,619	(3)	4	3,425	3,214	7
TOTAL NET REVENUE	5,760	5,731		5,778	5,439	5,252	1	10	11,491	10,361	11

Provision for credit losses	46	(10)		(35)	4	20	NM	130	36	(37)	NM

NONINTEREST EXPENSE
Compensation expense	2,112	2,096		2,058	1,994	1,960	1	8	4,208	3,932	7
Noncompensation expense	1,621	1,617		1,714	1,645	1,583	—	2	3,238	3,071	5
TOTAL NONINTEREST EXPENSE	3,733	3,713		3,772	3,639	3,543	1	5	7,446	7,003	6

Income before income tax expense	1,981	2,028		2,041	1,796	1,689	(2)	17	4,009	3,395	18
Income tax expense	508	445		524	445	426	14	19	953	842	13
NET INCOME	$1,473	$1,583		$1,517	$1,351	$1,263	(7)	17	$3,056	$2,553	20

REVENUE BY BUSINESS
Asset Management	$2,705	$2,671		$2,887	$2,525	$2,437	1	11	$5,376	$4,763	13
Global Private Bank	3,055	3,060		2,891	2,914	2,815	—	9	6,115	5,598	9
TOTAL NET REVENUE	$5,760	$5,731		$5,778	$5,439	$5,252	1	10	$11,491	$10,361	11

FINANCIAL RATIOS
ROE	36%	39%		38%	34%	32%			38%	32%
Overhead ratio	65	65		65	67	67			65	68
Pretax margin ratio:
Asset Management	33	32		35	32	30			33	29
Global Private Bank	36	38		36	34	34			37	36
Asset & Wealth Management	34	35		35	33	32			35	33

Employees	29,363	29,516	(a)	29,403	29,112	28,579	(1)	3	29,363	28,579	3

Number of Global Private Bank client advisors	3,756	3,781		3,775	3,753	3,509	(1)	7	3,756	3,509	7

(a)In the first quarter of 2025, 130 employees were transferred to Corporate as a result of the centralization of certain functions.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q25 Change				2025 Change
	2Q25	1Q25		4Q24	3Q24	2Q24	1Q25	2Q24	2025	2024	2024
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$268,966	$258,354		$255,385	$253,750	$247,353	4%	9%	$268,966	$247,353	9%
Loans	245,526	237,201		236,303	233,903	228,042	4	8	245,526	228,042	8
Deposits	242,356	250,219		248,287	248,984	236,492	(3)	2	242,356	236,492	2
Equity	16,000	16,000		15,500	15,500	15,500	—	3	16,000	15,500	3

SELECTED BALANCE SHEET DATA (average)
Total assets	$261,128	$253,372		$253,612	$247,768	$242,155	3	8	$257,271	$241,770	6
Loans	240,585	233,937		233,768	229,299	224,122	3	7	237,279	223,775	6
Deposits	248,375	244,107		248,802	236,470	227,423	2	9	246,253	227,573	8
Equity	16,000	16,000		15,500	15,500	15,500	—	3	16,000	15,500	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(1)	$1		$(2)	$12	$3	NM	NM	$—	$11	NM

Nonaccrual loans	1,035	675	(a)	700	764	745	53	39	1,035	745	39

Allowance for credit losses:
Allowance for loan losses	552	530		539	566	575	4	(4)	552	575	(4)
Allowance for lending-related commitments	58	33		35	38	40	76	45	58	40	45
Total allowance for credit losses	610	563		574	604	615	8	(1)	610	615	(1)

Net charge-off/(recovery) rate	—%	—%		—%	0.02%	0.01%			—%	0.01%

Allowance for loan losses to period-end loans	0.22	0.22	(a)	0.23	0.24	0.25			0.22	0.25

Allowance for loan losses to nonaccrual loans	53	93	(a)	77	74	77			53	77
Nonaccrual loans to period-end loans	0.42	0.28		0.30	0.33	0.33			0.42	0.33

(a)Includes $107 million of nonaccrual loans held-for-sale at March 31, 2025, which are excluded from the allowance coverage ratio calculations.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2025
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2025 Change
CLIENT ASSETS	2025	2025	2024	2024	2024	2025	2024	2025	2024	2024
Assets by asset class
Liquidity	$1,131	$1,120	$1,083	$983	$953	1%	19%	$1,131	$953	19%
Fixed income	925	879	851	854	785	5	18	925	785	18
Equity	1,258	1,128	1,128	1,094	1,017	12	24	1,258	1,017	24
Multi-asset	809	764	764	763	719	6	13	809	719	13
Alternatives	220	222	219	210	208	(1)	6	220	208	6
TOTAL ASSETS UNDER MANAGEMENT	4,343	4,113	4,045	3,904	3,682	6	18	4,343	3,682	18
Custody/brokerage/administration/deposits	2,078	1,889	1,887	1,817	1,705	10	22	2,078	1,705	22
TOTAL CLIENT ASSETS (a)	$6,421	$6,002	$5,932	$5,721	$5,387	7	19	$6,421	$5,387	19

Assets by client segment
Private Banking (b)	$1,270	$1,201	$1,162	$1,115	$1,036	6	23	$1,270	$1,036	23
Global Institutional	1,772	1,705	1,692	1,622	1,540	4	15	1,772	1,540	15
Global Funds (b)	1,301	1,207	1,191	1,167	1,106	8	18	1,301	1,106	18
TOTAL ASSETS UNDER MANAGEMENT	$4,343	$4,113	$4,045	$3,904	$3,682	6	18	$4,343	$3,682	18

Private Banking (b)	$3,191	$2,949	$2,902	$2,806	$2,620	8	22	$3,191	$2,620	22
Global Institutional	1,907	1,828	1,820	1,739	1,654	4	15	1,907	1,654	15
Global Funds (b)	1,323	1,225	1,210	1,176	1,113	8	19	1,323	1,113	19
TOTAL CLIENT ASSETS (a)	$6,421	$6,002	$5,932	$5,721	$5,387	7	19	$6,421	$5,387	19

Assets under management rollforward
Beginning balance	$4,113	$4,045	$3,904	$3,682	$3,564			$4,045	$3,422
Net asset flows:
Liquidity	5	36	94	34	16			41	12
Fixed income	27	11	18	37	22			38	36
Equity	16	37	41	21	31			53	52
Multi-asset	(2)	3	14	10	(3)			1	(5)
Alternatives	(10)	3	3	4	2			(7)	3
Market/performance/other impacts	194	(22)	(29)	116	50			172	162
Ending balance	$4,343	$4,113	$4,045	$3,904	$3,682			$4,343	$3,682

Client assets rollforward
Beginning balance	$6,002	$5,932	$5,721	$5,387	$5,219			$5,932	$5,012
Net asset flows	80	120	224	140	79			200	122
Market/performance/other impacts	339	(50)	(13)	194	89			289	253
Ending balance	$6,421	$6,002	$5,932	$5,721	$5,387			$6,421	$5,387

BUSINESS METRICS
Firmwide Wealth Management
Client assets (in billions) (c)	$4,087	$3,791	$3,756	$3,648	$3,427	8	19	$4,087	$3,427	19
Number of client advisors	9,704	9,641	9,530	9,528	9,181	1	6	9,704	9,181	6

Stock Plan Administration (d)
Number of stock plan participants (in thousands)	1,594	1,500	1,327	1,118	1,118	6	43	1,594	1,118	43
Client assets (in billions)	314	281	270	254	249	12	26	314	249	26
(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.
(b)In the first quarter of 2025, the Firm realigned certain client assets from Private Banking to Global Funds to reflect them in the client segment where the assets are invested. Prior period amounts have been revised to conform with the current presentation.
(c)Consists of Global Private Bank in AWM and client investment assets in J.P. Morgan Wealth Management in CCB.
(d)The increase in the fourth quarter of 2024 includes the impact of onboarding participants in the Firm’s employee stock plans into an equity plan administration platform that was acquired in 2022.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except employee data)

	QUARTERLY TRENDS											SIX MONTHS ENDED JUNE 30,
										2Q25 Change						2025 Change
	2Q25		1Q25		4Q24	3Q24		2Q24		1Q25	2Q24	2025		2024		2024
INCOME STATEMENT
REVENUE
Principal transactions	$(54)		$(87)		$28	$(1)		$60		38%	NM	$(141)		$125		NM
Investment securities losses	(54)		(37)		(92)	(16)		(546)		(46)	90%	(91)		(912)		90%
All other income	157		777		34	172		8,244	(i)	(80)	(98)	934		8,270	(i)	(89)
Noninterest revenue	49		653		(30)	155		7,758		(92)	(99)	702		7,483		(91)
Net interest income	1,489		1,651		2,030	2,915		2,364		(10)	(37)	3,140		4,841		(35)
TOTAL NET REVENUE (a)	1,538		2,304		2,000	3,070		10,122		(33)	(85)	3,842		12,324		(69)

Provision for credit losses	25		(19)		(18)	(4)		5		NM	400	6		32		(81)

NONINTEREST EXPENSE	547		185	(f)	550	589		1,579	(j)	196	(65)	732	(f)	2,855	(f)(j)	(74)
Income before income tax expense	966		2,138		1,468	2,485		8,538		(55)	(89)	3,104		9,437		(67)
Income tax expense/(benefit)	(729)	(e)	445		132	675		1,759		NM	NM	(284)	(e)	1,982		NM
NET INCOME	$1,695		$1,693		$1,336	$1,810		$6,779		—	(75)	$3,388		$7,455		(55)

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	1,649		1,564		2,083	3,154		2,084		5	(21)	3,213		4,401		(27)
Other Corporate	(111)		740		(83)	(84)		8,038		NM	NM	629		7,923		(92)
TOTAL NET REVENUE	$1,538		$2,304		$2,000	$3,070		$10,122		(33)	(85)	$3,842		$12,324		(69)

NET INCOME/(LOSS)
Treasury and CIO	1,121		1,158		1,568	2,291		1,513		(3)	(26)	2,279		3,154		(28)
Other Corporate	574		535		(232)	(481)		5,266		7	(89)	1,109		4,301		(74)
TOTAL NET INCOME	$1,695		$1,693		$1,336	$1,810		$6,779		—	(75)	$3,388		$7,455		(55)

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,370,312		$1,289,274		$1,323,967	$1,276,238	(h)	$1,318,119		6	4	$1,370,312		$1,318,119		4
Loans	2,033		2,478		1,964	2,302		2,408		(18)	(16)	2,033		2,408		(16)
Deposits (b)	27,952		25,064		27,581	30,170		26,073		12	7	27,952		26,073		7

Employees	49,662		50,676	(g)	49,610	49,213		47,828		(2)	4	49,662	(g)	47,828		4

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities losses	$(54)		$(37)		$(92)	$(16)		$(546)		(46)	90	$(91)		$(912)		90
Available-for-sale securities (average)	462,179		391,997		371,415	306,244		247,304		18	87	427,282		235,124		82
Held-to-maturity securities (average) (c)	262,479		269,906		286,993	313,898		330,347		(3)	(21)	266,172		342,553		(22)
Investment securities portfolio (average)	$724,658		$661,903		$658,408	$620,142		$577,651		9	25	$693,454		$577,677		20
Available-for-sale securities (period-end)	482,269		396,316		403,796	331,715		263,624		22	83	482,269		263,624		83
Held-to-maturity securities (period-end) (c)	260,559		265,084		274,468	299,954		323,746		(2)	(20)	260,559		323,746		(20)
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$742,828		$661,400		$678,264	$631,669		$587,370		12	26	$742,828		$587,370		26

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $38 million, $36 million, $44 million, $44 million and $45 million for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively, and $74 million and $94 million for the six months ended June 30, 2025 and 2024, respectively.
(b)Predominantly relates to the Firm's international consumer initiatives.
(c)At June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, the estimated fair value of the HTM securities portfolio was $239.3 billion, $242.3 billion, $247.9 billion, $279.6 billion and $294.8 billion, respectively.
(d)At June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, the allowance for credit losses on investment securities was $75 million, $85 million, $105 million, $123 million and $125 million, respectively.
(e)Included a $774 million income tax benefit driven by the resolution of certain tax audits and the impact of tax regulations finalized in 2024 related to foreign currency translation gains and losses.
(f)Included an FDIC special assessment accrual release of $323 million for the three months ended March 31, 2025, and an accrual increase of $725 million for the three months ended March 31, 2024. Refer to Note 6 on page 228 of the Firm’s 2024 Form 10-K for additional information.
(g)In the first quarter of 2025, 768 employees were transferred from the lines of business to Corporate as a result of the centralization of certain functions.
(h)Prior-period amount has been revised to conform with the presentation in the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.
(i)Included a $7.9 billion net gain related to Visa shares.. Refer to footnote (h) on page 2 for further information.
(j)Included a $1.0 billion contribution of Visa shares to the JPMorgan Chase Foundation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

							Jun 30, 2025
							Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,		Jun 30,	Mar 31,	Jun 30,
	2025	2025	2024	2024		2024	2025	2024
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$371,855	$372,892	$376,334	$377,938		$382,795	—%	(3)%
Loans held-for-sale and loans at fair value	22,185	18,246	16,476	17,007		14,160	22	57
Total consumer, excluding credit card loans	394,040	391,138	392,810	394,945		396,955	1	(1)

Credit card loans
Loans retained	232,943	223,384	232,860	219,542		216,100	4	8
Total credit card loans	232,943	223,384	232,860	219,542		216,100	4	8
Total consumer loans	626,983	614,522	625,670	614,487		613,055	2	2

Wholesale loans (b)
Loans retained	740,675	704,714	690,396	687,890		674,152	5	10
Loans held-for-sale and loans at fair value	44,334	36,459	31,922	37,634		33,493	22	32
Total wholesale loans	785,009	741,173	722,318	725,524		707,645	6	11

Total loans	1,411,992	1,355,695	1,347,988	1,340,011		1,320,700	4	7
Derivative receivables	60,346	60,539	60,967	52,561		54,673	—	10
Receivables from customers (c)	53,099	49,403	51,929	53,270		56,018	7	(5)
Total credit-related assets	1,525,437	1,465,637	1,460,884	1,445,842		1,431,391	4	7

Lending-related commitments
Consumer, excluding credit card	47,064	46,149	44,844	45,322		47,215	2	—
Credit card (d)	1,050,275	1,031,481	1,001,311	989,594		964,727	2	9
Wholesale	560,054	548,853	531,467	541,560	(g)	545,020	2	3
Total lending-related commitments	1,657,393	1,626,483	1,577,622	1,576,476		1,556,962	2	6

Total credit exposure	$3,182,830	$3,092,120	$3,038,506	$3,022,318		$2,988,353	3	7

Memo: Total by category
Consumer exposure (e)	$1,724,322	$1,692,152	$1,671,825	$1,649,403		$1,624,997	2	6
Wholesale exposure (f)	1,458,508	1,399,968	1,366,681	1,372,915		1,363,356	4	7
Total credit exposure	$3,182,830	$3,092,120	$3,038,506	$3,022,318		$2,988,353	3	7

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)Prior-period amount has been revised to conform with the presentation in the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

							Jun 30, 2025
							Change
	Jun 30,	Mar 31,	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2025	2025	2024		2024	2024	2025	2024
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,938	$3,318	$3,233	(c)	$3,316	$3,423	19%	15%
Loans held-for-sale and loans at fair value	731	441	693		397	382	66	91
Total consumer nonaccrual loans	4,669	3,759	3,926		3,713	3,805	24	23

Wholesale nonaccrual loans
Loans retained	4,479	3,895	3,942		3,517	3,289	15	36
Loans held-for-sale and loans at fair value	673	964	969		845	697	(30)	(3)
Total wholesale nonaccrual loans	5,152	4,859	4,911		4,362	3,986	6	29

Total nonaccrual loans	9,821	8,618	8,837		8,075	7,791	14	26

Derivative receivables	349	169	145		210	290	107	20
Assets acquired in loan satisfactions	310	318	318		343	342	(3)	(9)
Total nonperforming assets	10,480	9,105	9,300		8,628	8,423	15	24
Wholesale lending-related commitments (b)	922	793	737		619	541	16	70
Total nonperforming exposure	$11,402	$9,898	$10,037		$9,247	$8,964	15	27

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.70%	0.64%	0.66%	(c)	0.60%	0.59%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.18	0.96	1.00		0.94	0.96
Total wholesale nonaccrual loans to total
wholesale loans	0.66	0.66	0.68		0.60	0.56

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, mortgage loans 90 or more days past due and insured by U.S. government agencies were $113 million, $117 million, $121 million, $126 million and $138 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2024 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Represents commitments that are risk rated as nonaccrual.
(c)Prior-period amount and ratio have been revised to conform with the presentation in the Firm’s 2024 Form 10-K.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q25 Change				2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	2025	2024	2024
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$25,208	$24,345	$23,949	$22,991	$22,351	4%	13%	$24,345	$22,420	9%
Net charge-offs:
Gross charge-offs	2,944	2,816	2,845	2,567	2,726	5	8	5,760	5,107	13
Gross recoveries collected	(534)	(484)	(481)	(480)	(495)	(10)	(8)	(1,018)	(920)	(11)
Net charge-offs	2,410	2,332	2,364	2,087	2,231	3	8	4,742	4,187	13
Provision for loan losses	2,151	3,193	2,696	3,040	2,871	(33)	(25)	5,344	4,758	12
Other	4	2	64	5	—	100	NM	6	—	NM
Ending balance	$24,953	$25,208	$24,345	$23,949	$22,991	(1)	9	$24,953	$22,991	9

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,226	$2,101	$2,142	$2,068	$1,916	6	16	$2,101	$1,974	6
Provision for lending-related commitments	706	125	(40)	74	154	465	358	831	94	NM
Other	—	—	(1)	—	(2)	—	NM	—	—	—
Ending balance	$2,932	$2,226	$2,101	$2,142	$2,068	32	42	$2,932	$2,068	42

ALLOWANCE FOR INVESTMENT SECURITIES	$108	$118	$152	$175	$177	(8)	(39)	$108	$177	(39)

Total allowance for credit losses (a)	$27,993	$27,552	$26,598	$26,266	$25,236	2	11	$27,993	$25,236	11

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.14%	0.18%	0.20%	0.17%	0.14%			0.16%	0.16%
Credit card retained loans	3.40	3.58	3.30	3.23	3.50			3.49	3.41
Total consumer retained loans	1.38	1.45	1.36	1.29	1.33			1.42	1.29
Wholesale retained loans	0.19	0.11	0.18	0.09	0.16			0.15	0.11
Total retained loans	0.73	0.74	0.73	0.65	0.71			0.73	0.67

Memo: Average retained loans
Consumer retained, excluding credit card loans	$372,005	$374,466	$376,976	$379,459	$385,662	(1)	(4)	$373,229	$389,847	(4)
Credit card retained loans	228,320	224,350	224,124	217,204	210,020	2	9	226,346	207,329	9
Total average retained consumer loans	600,325	598,816	601,100	596,663	595,682	—	1	599,575	597,176	—
Wholesale retained loans	721,105	686,585	687,197	674,939	666,347	5	8	703,952	665,468	6
Total average retained loans	$1,321,430	$1,285,401	$1,288,297	$1,271,602	$1,262,029	3	5	$1,303,527	$1,262,644	3

(a)At June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, excludes an allowance for credit losses associated with certain accounts receivable in CIB of $288 million, $283 million, $268 million, $277 million and $278 million, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

							Jun 30, 2025
							Change
	Jun 30,	Mar 31,	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2025	2025	2024		2024	2024	2025	2024
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific	$(683)	$(727)	$(728)		$(756)	$(856)	6%	20%
Portfolio-based	2,532	2,585	2,535		2,491	2,599	(2)	(3)
Total consumer, excluding credit card	1,849	1,858	1,807		1,735	1,743	—	6
Credit card
Portfolio-based	15,001	15,000	14,600		14,100	13,200	—	14
Total credit card	15,001	15,000	14,600		14,100	13,200	—	14
Total consumer	16,850	16,858	16,407		15,835	14,943	—	13
Wholesale
Asset-specific	781	692	526		499	562	13	39
Portfolio-based	7,322	7,658	7,412		7,615	7,486	(4)	(2)
Total wholesale	8,103	8,350	7,938		8,114	8,048	(3)	1
Total allowance for loan losses	24,953	25,208	24,345		23,949	22,991	(1)	9
Allowance for lending-related commitments	2,932	2,226	2,101		2,142	2,068	32	42
Allowance for investment securities	108	118	152		175	177	(8)	(39)
Total allowance for credit losses	$27,993	$27,552	$26,598		$26,266	$25,236	2	11

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.50%	0.50%	0.48%		0.46%	0.46%
Credit card allowance to total credit card retained loans	6.44	6.71	6.27		6.42	6.11
Wholesale allowance to total wholesale retained loans	1.09	1.18	1.15		1.18	1.19
Total allowance to total retained loans	1.85	1.94	1.87		1.86	1.81
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (a)	47	56	56		52	51
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (a)	118	142	136		144	146
Wholesale allowance to wholesale retained nonaccrual loans	181	214	201		231	245
Total allowance to total retained nonaccrual loans	296	349	339	(b)	350	343

(a)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.
(b)Prior-period ratio has been revised to conform with the presentation in the Firm’s 2024 Form 10-K.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the lines of business and Corporate.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets, as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to pages 81-82 of the Firm’s 2024 Form 10-K.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q25 Change				2025 Change
(in millions, except rates)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	2025	2024	2024

Net interest income - reported	$23,209	$23,273	$23,350	$23,405	$22,746	—%	2%	$46,482	$45,828	1%
Fully taxable-equivalent adjustments	105	102	121	120	115	3	(9)	207	236	(12)
Net interest income - managed basis	$23,314	$23,375	$23,471	$23,525	$22,861	—	2	$46,689	$46,064	1
Less: Markets net interest income	561	785	457	78	(77)	(29)	NM	1,346	106	NM
Net interest income excluding Markets	$22,753	$22,590	$23,014	$23,447	$22,938	1	(1)	$45,343	$45,958	(1)

Average interest-earning assets	$3,845,982	$3,668,384	$3,571,960	$3,621,766	$3,509,725	5	10	$3,757,674	$3,477,620	8
Less: Average Markets interest-earning assets	1,387,584	1,255,149	1,157,421	1,206,085	1,116,853	11	24	1,321,732	1,073,964	23
Average interest-earning assets excluding Markets	$2,458,398	$2,413,235	$2,414,539	$2,415,681	$2,392,872	2	3	$2,435,942	$2,403,656	1

Net yield on average interest-earning assets - managed basis (a)	2.43%	2.58%	2.61%	2.58%	2.62%			2.51%	2.66%
Net yield on average Markets interest-earning assets	0.16	0.25	0.16	0.03	(0.03)			0.21	0.02
Net yield on average interest-earning assets excluding Markets (a)	3.71	3.80	3.79	3.86	3.86			3.75	3.85

Noninterest revenue - reported	$21,703	$22,037	$19,418	$19,249	$27,454	(2)	(21)	$43,740	$46,306	(6)
Fully taxable-equivalent adjustments	663	602	849	541	677	10	(2)	1,265	1,170	8
Noninterest revenue - managed basis	$22,366	$22,639	$20,267	$19,790	$28,131	(1)	(20)	$45,005	$47,476	(5)
Less: Markets noninterest revenue	8,375	8,878	6,592	7,074	7,870	(6)	6	17,253	15,700	10
Noninterest revenue excluding Markets	$13,991	$13,761	$13,675	$12,716	$20,261	2	(31)	$27,752	$31,776	(13)

Memo: Markets total net revenue	$8,936	$9,663	$7,049	$7,152	$7,793	(8)	15	$18,599	$15,806	18

(a) Includes the effect of derivatives that qualify for hedge accounting. Taxable-equivalent amounts are used where applicable. Refer to Note 5 of the Firm’s 2024 Form 10-K for additional information on hedge accounting.